UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

TRACON Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36818	34-2037594

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

of incorporation)

8910 University Center Lane, Suite 700 San Diego, California	92122

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On March 10, 2015, TRACON Pharmaceuticals, Inc. (“TRACON”) issued a press release announcing its financial results for the year ended December 31, 2014. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 9.01                                 Financial Statements and Exhibits.

(d)      Exhibits.

99.1	Press release issued by TRACON Pharmaceuticals, Inc. on March 10, 2015 announcing its financial results for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Dated: March 10, 2015

	By:	/s/ Charles P. Theuer
Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by TRACON Pharmaceuticals, Inc. on March 10, 2015 announcing its financial results for the year ended December 31, 2014.